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                 TRINITY LEARNING CORPORATION (OTCBB: TTYL)
        3685 Mt. Diablo Blvd, Suite 161; Lafayette, California 94549
           Telephone: (925) 284-8025  Facsimile: (925) 284-8023
                          www.trinitylearning.com

CORPORATE PROFILE   OCTOBER 10, 2005

Overview
--------

Trinity Learning Corporation (OTCBB:TTYL) is a workplace learning and certification company that is aggressively executing an acquisition-based growth strategy in the $2 trillion global education and training market. The Company currently services approximately 7,000 clients including Fortune 1000 companies, governmental agencies, and major healthcare providers through its primary operating subsidiary TRINITY WORKPLACE LEARNING. With over 225 employees and a 205,000 sq. foot state-of-the-art multimedia production and distribution facility in the Dallas, Texas metropolitan area, Trinity Learning produces and delivers in-demand training and professional certification products and services for enterprises, organizations and individuals in growing vertical markets such as healthcare, security, public safety, and industrial services. The Company is well-positioned to enable clients to transition from instructor, print-based, and text-based learning to take advantage of more effective digital-based video and multimedia learning, training and education now made possible by rapidly expanding broadband access for offices and homes. Trinity Learning seeks to play an important role over the coming decade in the expanding use of digital video and multimedia for increasing human capital.

Trinity is focused on the growing and highly fragmented workplace certification sector and by leveraging its size and expertise, seeks to become a leader in a global learning industry that to date has not developed dominant, leading brands. Through internal growth, strategic alliances and new acquisitions in North America, Trinity Learning is executing on its vision to build one of the first global learning brands and attain industry leadership with a goal of US$250 million in annual revenues within the next five years.

Key Operating Highlights of Trinity Learning include:
-----------------------------------------------------

     -    Approximately $30 million in annual revenue;

     - Approximately 7,000 clients and over 1,000,000 unique end-users; approximately 65% of revenue from subscriptions which range from 1 to 3 years;

     -    Numerous established niche brand names in three verticals

          -    Healthcare
          -    Industrial Services
          -    Government

     - Over 17 accreditations in healthcare, in conjunction with nationally-recognized healthcare government bodies;

     - Approximately 21,000 titles of digital and multimedia content that can be refreshed and repurposed for new industry verticals and markets;

     - State-of-the-art digital and multimedia production studios for creation of live and archived television-quality video for training, education, media, and corporate communications;

     - Full in-house production, uplink and distribution of 24-hour encrypted satellite-delivered networks for specialized markets such as the Law Enforcement Training Network, Fire Emergency Training Network, and Health Science Television Network;


Trinity Learning (OTCBB: TTYL) Corporate Profile
October 10, 2005;  Page 2 of 3

     - Robust, redundant IT infrastructure, including learning management system, proprietary skills and certifications database (The Academy), and live customer support call center;

     - Ability to deliver proprietary workplace learning content to anyone, anywhere through live and asynchronous Internet, digital archives, web casts, satellite, DVD, CD-ROM, videocassette, print and instructor-enhanced training.

Integration and Growth of Trinity Workplace Learning
----------------------------------------------------

On April 1, 2005, Trinity acquired certain assets of PRIMEDIA Workplace Learning from Primedia, Inc. (NYSE:PRM) including customer base, digital archive, physical assets, IT systems, brands, trademarks, and other intellectual property. According to the Trinity Learning's public filings (Report on Form 8K/A dated September 14, 2005) for the period ending June 30, 2005 on a pro forma basis the acquired assets generated over $31 million in sales. The immediate effect on Trinity Learning's consolidated fiscal year 2005 results will be a revenue increase of approximately $7 million based on the three months of operations of Trinity Workplace
Learning from April 1 to June 30, 2005.   The PRIMEDIA asset purchase also
resulted in an increase in total net assets to approximately $23 million.

OTHER IMPORTANT RECENT DEVELOPMENTS AND BUSINESS INITIATIVES SINCE APRIL 1, 2005 INCLUDE:
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     -    Implemented operating expense reductions of approximately $3.5 million on an annualized basis;

     - Sales force refocused and motivated to increase revenue through enhanced sales and marketing, cross-selling and solution sales to major customers across industry verticals, including:
          - Initiation of aggressive up-selling and subscription renewal program to existing 7,000 client customer base (10% annual growth in sales to existing base alone could result in approximately $3 million in new revenues ), To date, this has resulted in a $250,000 increase in the U.S. Customs and Border Patrol contract over last year;
          - Initiation of new bi-weekly forecasting for revenue opportunities has created a sales pipeline of approximately $30M in new sales opportunities over existing baseline revenue. To date this has resulted in $250,000 in new business with the National Highway Transportation Safety Administration;
          - New sales program to cross-sell existing products to customers previously sold only a vertical-specific basis. To date, this has resulted in approximately $650,000 in new business with Fluor Corp.)

     - Creation of a new business unit focused on transforming our-state-of-the-art global digital production facility from its historical role as a cost center into a profit center based on identification of new production and distribution clients and co-located media tenants (resulting in defrayed facility lease costs and transponder lease costs, increased capacity utilization, and increased revenues). The company's digital video production center was designed and built with capacity to support a $1
          billion content company   reducing the need for substantial new
          capital expenditures to achieve Trinity Learning's growth targets for at least the next several years.

     - New business initiatives, such as EDUCACIONAMERICAS, which is a targeted line of products and services being launched in 2005 to market workplace learning and education products and services to the Hispanic market in North America, including employers, employees, and households;

     - Completion of a $4.5 million working capital financing facility with Instream Capital, LLC ( San Francisco) providing operating capital to support integration and growth efforts;

Trinity Learning (OTCBB: TTYL) Corporate Profile
October 10, 2005;  Page 3 of 3

     - Initiatives to leverage new and existing partnerships and alliances in healthcare, government, and industrial services to maximize and repurpose the Company's 21,000 workplace learning titles and to increase awareness of the Company's mission to be a market leader;

     - Management focus on streamlining overall Trinity Learning corporate structure, including integration of other operating subsidiaries, where possible, into Trinity Workplace Learning, and possible divestiture of all or part of the Company's ownership positions in certain international subsidiaries previously acquired in 2003 and 2004.


ACQUISITION STRATEGY: CRITERIA FOR ACCRETIVE ACQUISITIONS TO INCREASE SHAREHOLDER VALUE
----------------------------------------------------------------------

All members of Trinity Learning's executive management team have over 15 years experience in one or more areas of mergers and acquisitions, corporate management and governance, corporate finance, and strategic leadership. Industry experience includes multimedia content and delivery, content publishing and aggregation, telecommunications infrastructure, Internet services. Trinity Learning's management team is focused on continuing the Company's acquisition strategy over the coming years, with particular focus on new acquisitions in 2006 that will leverage the assets and operations of Trinity Workplace Learning.

The Company's acquisition strategy is focused on North American companies that bring expertise and assets in multiple core competencies in content, certification, and communication. The Company is identifying potential acquisition candidates that will be revenue and balance sheet accretive. Each acquisition should also have significant market penetration in the U.S. or Western Europe in either its targeted geographic market or targeted industry segment. Acquired companies will have a combination of proprietary content, certifications, technology and curricula that is scalable. Candidates should also have existing relationships with Global 1000 clients, educational institutions, governments and professional organizations, and offer Trinity Learning opportunities to leverage existing operating assets.

SELECTED MARKET DATA

As of October 10, 2005
----------------------

Share Price:   $.25
52-Wk Range:  $. 13 - $1.40
Shares Outstanding: 38.9 MM (approx)
Market Cap: $9.7 million
Float: 10 MM shares (approx)


FORWARD LOOKING STATEMENTS   DISCLAIMER - RISKS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS ABOUT THE EXPECTED GROWTH AND DEVELOPMENT OF TRINITY LEARNING'S BUSINESS. STATEMENTS HEREIN WHICH ARE NOT STATEMENTS OF HISTORICAL FACT ARE FORWARD- LOOKING STATEMENTS WITHIN THE MEANING OF THE SAFE HARBOR PROVISION
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.   SUCH STATEMENTS
ARE BASED ON THE CURRENT EXPECTATIONS AND BELIEFS OF THE MANAGEMENT OF TRINITY LEARNING CORPORATION AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDING, WITHOUT LIMITATION, THE ABILITY OF THE COMPANY TO SUSTAIN CUSTOMER INTEREST IN ITS CORE PRODUCTS. FOR A MORE DETAILED DISCUSSION OF RISK FACTORS THAT AFFECT OUR OPERATING RESULTS, PLEASE REFER TO OUR SEC REPORTS INCLUDING OUR MOST RECENT REPORTS ON FORM 10-KSB, FORM 10-QSB AND FORMS 8K/A.